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                                                                     Exhibit 4.1



       COMMON STOCK            STEWART & STEVENSON                SHARES
          Number                  SERVICES, INC.            CUSIP 860342 10 4
         NYC 9995
                                                        SEE REVERSE FOR CERTAIN
                                                            DEFINITIONS AND
  INCORPORATED UNDER THE                                  NOTICE OF DENIAL OF
LAWS OF THE STATE OF TEXAS                                 PREEMPTIVE RIGHTS



THIS CERTIFIES that



is the owner of



fully paid and non-assessable shares of the Common Stock, without par value, of
                       STEWART & STEVENSON SERVICES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Restated Articles of Incorporation, as from time to time amended, and the By-Laws of the Corporation, as from time to time amended, copies of which are on file at the principal office of the Corporation, to all of which the owner by acceptance hereof, assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be affixed hereto.

      Dated



---------------------------------         ----------------------------------
SECRETARY                                 CHAIRMAN OF THE BOARD



Countersigned and Registered:

      THE BANK OF NEW YORK


By:                      Transfer Agent and Registrar
    -------------------

Authorized Signature
                     --------------------------------




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                       STEWART & STEVENSON SERVICES, INC.
                      NOTICE OF DENIAL OF PREEMPTIVE RIGHTS

      The Corporation's Restated Articles of Incorporation, on file in the Office of the Secretary of State of the State of Texas, contain a statement denying the preemptive right of shareholders to acquire unissued or treasury shares of the corporation. The corporation will furnish a copy of such statement to the record holder of this certificate without charge on request to the corporation at its principal place of business or registered office.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM   --  as tenants in common               UNIF GIFT MIN ACT--____________ Custodian _____________
                                                                     (Cust)                  (minor)
TEN ENT   --  as tenants by the entireties                          under Uniform Gift to Minors Act

JT TEN    --  as joint tenants with right
              of survivorship and not as                             ___________________________________
              tenants in common                                                  (State)


   Additional abbreviations may also be used though not in the above list.


      For value received, _________________________________________ hereby sell, assign and transfer unto


Please insert Social Security or other
      identifying number of assignee

--------------------------------------

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--------------------------------------------------------------------------------
   (Please print or typewrite name and address including postal zip code of assignee)


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                                                                   Shares of
------------------------------------------------------------------
the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
       -------------------------


                              SIGN HERE
                                        -------------------------------------
                              signature must correspond with name on face of certificate without any change or alteration whatever



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      THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN
RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN STEWART & STEVENSON SERVICES, INC. AND THE BANK OF NEW YORK, DATED AS OF MARCH 15,1995 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF STEWART & STEVENSON SERVICES, INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. STEWART & STEVENSON SERVICES, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR, AS DESCRIBED IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO OR ACQUIRED BY ANY ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (EACH AS DEFINED IN THE RIGHTS AGREEMENT) SHALL UNDER CERTAIN CIRCUMSTANCES, BECOME NULL AND VOID.



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